eWellness is the first physical therapy telemedicine company to offer insurance reimbursable real-time distance monitored treatments

eWellness Healthcare™

Introducing Phzio

OTCQB: "EWLL"

Disclosure Statement

This Presentation includes and is based, inter alia, on forward-looking information and statements that are subject to risks and uncertainties that could cause actual results to differ. These statements and this Presentation are based on current expectations, estimates and projections, which generally are identifiable by statements containing words such as “expects”, “believes”, “estimates” or similar expressions. Important factors that could cause actual results to differ materially from those expectations include, among others, general economic and industry conditions in markets which are expected to be major markets for eWellness Healthcare Corp.’s products, as well as risks and uncertainties related to product development, regulatory approvals, commercial partnerships, the outcome of intellectual property rights litigation and the competitive situation.

Although for eWellness Healthcare Corp. believes that its expectations and the Presentation are based upon reasonable assumptions, it can give no assurance that those expectations will be achieved or that the actual results will be as set out in the Presentation. for eWellness Healthcare Corp. is making no representation or warranty, expressed or implied, as to the accuracy, reliability or completeness of the Presentation, and neither for eWellness Healthcare Corp. nor any of its directors, officers or employees will have any liability to you or any other persons resulting from your use of the information contained herein.

This Presentation was prepared upon special request and the information contained within will not be updated in this Presentation. The following slides should be read and considered in connection with other information provided by the company.

No shares of for eWellness Healthcare Corp. are being offered in connection with this Presentation and no such shares have been registered under the U.S. Securities Act of 1933, as amended (the "Act"), and such shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act.

The Physical Therapy Industry Has a Delivery Problem

1 Delivery of physical therapy difficult and expensive to scale; 1-on-1, in-office treatments

2 Declining insurance reimbursements and increased costs

3 Profits decreasing by 27% since 2006 due to growth constraints/costs

? What if physical therapy practices had a way to scale profitably using a technology platform that could help them grow beyond the limits of the typical physical therapy practice?

Phzio



1. Disrupt the $30B physical therapy industry
2. Penetrate the growing $8B corporate wellness market
3. Re-define the way medicine is delivered

The Phzio Solution:
A New Physical Therapy Delivery System


Continue Treatment

Phzio

- SaaS technology platform solution for providers bundling rehabilitation services and employer wellness programs
- First real-time remote monitored 1-to-many physical therapy treatment platform for home use
- Ability for physical therapists to observe multiple patients simultaneously in real-time
- Solves what has been a structural problem and limitation in post-acute care practice growth

Phzio Patient Workflow / Experience



1.Physician
During physical examination, physician determines that patient has pain and symptoms which would be alleviated by physical therapy. Physician gives patient a physical therapy prescription for our PHZIO program
3. Phzio Treatment Protocol
6 month treatment regimen consisting of:
- 3x per week*: Video-based exercises with real-time PT & PTA monitoring for 40min per day
Note: Treatment frequency is based on protocol and patient need.
2. Patient On-boarding
Patient is put through an evaluation protocol to diagnose and establish baseline conditions and metrics.
4. Compliance & Billing
PT & Patient complete post-treatment evaluations.
Billing documentation processed after each session
eWellness Healthcare
6

Phzio Treatment Session

Communication between patients and PT conducted via text / video messaging

Patient is able to examine her form during exercises

Patient's View of the Phzio Platform


Phzio
Home > Perform Treatment > Treatment: 10.1
Actions
Aaron Page, DPT
Text Message
End Chat
00:41
35:29

eWellness PT Aaron **remotely monitoring** his patients **real-time** in his office

eWellness Healthcare

The PT's Screen View of On-line Patients:


https://phzio.com/specialist/active-treatments
Home > Active Treatments
Actions
Jane Liber
2.1
CURRENT EXERCISE:
MARCHING
NEXT EXERCISE:
FORWARD LUNGES
Peter Venkmann
13.1
CURRENT EXERCISE:
PLANK
NEXT EXERCISE:
SQUATS WITH RESISTANCE
Chris Pigeon
11.3
CURRENT EXERCISE:
ARM RAISES on BALL
NEXT EXERCISE:
SIDE STEPS w/ RESISTANCE
Cal Trites
1.3
CURRENT EXERCISE:
LEG STRETCH w/ STRAP
NEXT EXERCISE:
SITUPS ON BALL
Judith Sommers
6.2
CURRENT EXERCISE:
ROUNDED BACK STRETCH
NEXT EXERCISE:
UPPER SHOULDER STRETCH
Alison Cobb
20.2
CURRENT EXERCISE:
LEG STRETCH w/ STRAP
NEXT EXERCISE:
BRIDGES LEFT/RIGHT
Messages
Video Chat
Accepting
Online
Offline
CHRISTOPHER TOBIN
Local time: 4:01:04pm EDT from New York, New York, United States
Phzio

eWellness Healthcare

What We Are Building:

- Create a universe of at least 2,600 PT's using our PHZIO platform out of the 225,000 practicing PT's in the US.
- Generating at least 8.1 million PHZIO sessions annually.
- Timeframe 3-5 years.
- This level of PT users is estimated to generate $111 million in annual revenue for Wellness.
- Pre-tax profit margins of 82.90% and an EBITA of $99 million.

eWellness Healthcare

Value Proposition For PT Practice Licensees

- PHZIO Allows a PT to increases the number of patient visits to at least 25 per day.
- PHZIO Enables PT practices to maintain quality of care.
- PHZIO Increases revenue per square foot.
- PHZIO Increases revenue per PT.
- PHZIO Reduces the cost of doing business.

Why Clinics Will Adopt Phzio

	1-to-1, in-person		1-to-many, online
REIMBURSEMENT	$50-80 per patient	→	$50-80 per patient
PATIENTS	Up to 15 per day		Up to 15 per hour
REVENUE	$750-1,200 per day		$750-1,200 per hour

PROJECTED CLINIC REVENUE AND PROFIT

Months in Operation	Projected Revenue	Projected # Patients	Projected Gross Profit
3	$17K	21	$14K
6	$72K	62	$62K
9	$139K	92	$117K
12	$204K	100	$170K

1) Profitability

2) Fits into current PT Workflow

3) Patient Satisfaction & Outcomes

Launched Phzio in June 2015: Positive Early Results Reported



- Experiencing 20% higher adherence & compliance versus industry
- Tracking to 30% increase in net income for PT practice
- Receiving reimbursements from major payors such as Anthem Blue Cross, Aetna & Blue Shield

> "The mix of in-person and online sessions just fits for me. I would not have stuck with the program otherwise."
>
> \- MM, Patient

Physical Therapy Industry in US


Physiotherapy Associates,1.7%
Select Medical, 2.6%
Highly Fragmented Sector, 88.6%
Kindred Healthcare,4.6%
US Physical Concentra, 1.5%
US Physical Therapy, 1.0%

Highly fragmented industry with largest 50 competitors comprising <25% of the market

- 100k physical therapy clinics and 225k physical therapists in the US

Sources: Harris Williams & Co., Physical Therapy Market Overview, Feb 2014
IBISWorld, Physical Therapists in the US (Report 62134), May 2015
US Bureau of Labor Statistics, Occupational Outlook Handbook, 2014-15 Ed.
Provident Healthcare Partners, Insights: Rehabilitation Update, 2015
McGuireWoods, The Top Areas in Healthcare for Private Equity Investment, Feb 2014

eWellness Healthcare

Adoption of bundled payment model provides a business opportunity for Phzio



Acquisition Channels
Providers
Corporate Wellness Programs
Independent PT Clinics
# of Potential Users
Severe Injury
(e.g., paralysis)
Surgery Recovery
(e.g., knee, hip, back, shoulder)
Acute & Chronic Pain
Health Risk Reduction
(ex: Obesity, Pre or Type 2 Diabetes)
Applicability of Phzio
Private
CMS
Pre
Post
CMS bundled payment model now includes post-acute telehealth treatments such as Phzio

eWellness Healthcare

Corporate Wellness Industry in the US

US Corporate Wellness Market
$8B


Nutrition & Weight Mgmt 17%
Fitness Services 16%
Other 67%

Fitness, nutrition and weight management accounted for ***$2.6B*** of the Corporate Wellness Market in 2014.

Corporate Wellness Market projected to grow at ***8.4% annually*** in the next 5 years

eWellness Healthcare

IBISWorld Industry Report OD4621;
Corporate Wellness Services in the US
March 2015

Business Model & Pricing

Joint Replacement CMS Bundled Payment Channel

- Revenue to eWellness: $400 per patient
  - 24 online remote-monitored sessions via Phzio-licensed platform and 12 in-office visits

Independent Clinic Channel

- Flat Fee: $15 per physical therapist remote-monitored exercise session
- No changes to current reimbursement model workflow
- No upfront / licensing fees for clinic
- SaaS Support Model

Corporate Wellness Channel

- Program Usage Fee: $600/employee per 6 month program
- Channel Partner Revenue Share: $35/user
- No licensing or subscription fees
- SaaS Support Model

2016 Sales & Marketing Strategy

- Dan Mills our Key Opinion Leader will drive sales to the 98,000 plus members of the APTA's PPS.
- In September 2016 we begin full page print advertising campaign to APTA and PPS members in industry magazines.
- In October 2016, we will be a Tier 1 level sponsor at the annual PPS conference in Las Vegas.
- Key marketing, sales and customer service hires in July, August & September 2016 (mostly PT's).
- Key third party reference PT practices license PHZIO starting in July with initial revenue generation during the 3rd QTR 2016.

Partner Landscape & Sales Channels

POTENTIAL PARTNERS

PT Billing & Practice Management Providers

- WebPT
- Clinicient
- kareo Go Practice
- athenahealth
- planetrehab
- GE Healthcare

Existing Software-based Telemedicine Platforms

- TELADOC
- DOCTOR ON DEMAND
- MDLIVE
- American Well
- CARENA
- MeMD

Competitive Landscape

DIRECT COMPETITORS

Avatar / Kinect-based Telerehab Platforms

- reflexion health
- RespondWell
- Physmodo
- JINTRONIX
- Motion Care 360
- FIVE PLUS

Other Video-based Physical Therapy Solutions

- BLUEJAY mobile health
- PT PAL
- VitalRock
- PHYSIOTEC
- SimpleTherapy
- YouTube

Phzio's Advantages Over Competitors

- Real-time monitoring by physical therapists
- 1-to-many platform
- Treatments reimbursable by payors
- Compliance & adherence by patients

IP and licensing

Currently eWellness has developed important and unique IP elements throughout its Phzio Platform. This includes:

- WebRTC STUN/TURN messaging server to support all video, audio and interface based messaging (note: this technology could be licensed to other service providers)
- On-demand and live video monitoring array for a one-to-one and one-to-many treatment protocol model
- 56 hours of video treatment protocols
- Protocol management system for managing treatment programs and approved specialists
- Patient and PT video journaling and messaging
- Patient baseline to desired outcomes metrics (tracks lifecycle of patient metrics through the system)
- Advanced PT Clinic scheduling system

Phzio



Metrics & Analytics
AT&T Commercial – "I Accept"
116.7 K
21
26%

eWellness has also signed a perpetual license for a video management and streaming platform from Bistromatics Inc.

Management



Darwin Fogt, MPT, CEO

- Founded Evolution Physical Therapy, a state of the art clinic in Los Angeles
- Licensed Physical Therapist in New York and California
- Specializes in neurological rehabilitation, orthopedic and sports medicine
- Active in community outreach & educational programs in conjunction with the Los Angeles Clippers



Curtis Hollister, CTO

- Founder of Social Pixels & Ripplefire
- Founded a Canadian internet service provider in 1995 and sold in 1997
- Has grown and sold a number of startups afterwards
- Since 1999, has been focusing on helping public companies apply online media & digital campaigning to IR



Douglas MacLellan, Chairman

- 27+ years of senior-level international executive business experience, primarily in the financial information, pharmaceuticals, telecoms, software, consumer products and IT industries
- 22+ years of public company board experience and 16 years of active audit committee chair experience
- Helped raise $775M+ for development stage, startup and mid-cap companies



David Markowski, CFO

- Former CEO and Co-Founder of GFNN, Inc.
- Former VP of Finance of Medcom USA, a NASDAQ listed company
- A decade of investment banking experience on Wall Street involved in financing start-ups and public offerings

Investment Opportunity

- Paid-in capital of $2.24M invested over 3 years to develop and launch product to market
- Publicly trading company (OTCQB:EWLL)
- Currently raising $2.5M
- Proceeds will be used for:
  - Growth and expansion of business
  - New platform feature development